U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 4, 2014 (December 2, 2014)

Mentor Capital, Inc.
(Exact name of small business issuer as specified in its charter)

California	000-1078782	77-0395098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

511 Fourteenth Street, Suite A-2, A-4, A-6
Ramona, CA 92065
(Address of principal executive offices)

(760) 788-4700
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On December 2, 2014, the relationship between our Company and the firm of Albert Wong & Co., LLP (“Albert Wong”), our independent accountant who audited our financial statements for our fiscal year ended December 31, 2012 and 2013, was dismissed. Albert Wong audited our financial statements for the fiscal years ended, December 31, 2012 and 2013 and reviewed our financial statements for the three and nine months ended September 30, 2014.

In connection with the audit of our financial statements as of and for the fiscal year ended December 31, 2012 and 2013, and the September 30, 2014 interim periods, there were no disagreements with Albert Wong on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Albert Wong, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(iv) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2012 and 2013 or the subsequent interim period preceding the dismissal of Albert Wong.

The audit report of Albert Wong on our financial statements as of and for the year ended December 31, 2012 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended December 31, 2012 and 2013, which stated as follows:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that Albert Wong furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

In addition, effective December 3, 2013, we approved the appointment of BF Borgers CPA PC (“Borgers PC”), as the Company’s independent registered public accountant, to audit our financial statement for our fiscal year ending December 31, 2014, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2014. This change in independent accountants was approved by our Board of Directors. There were no consultations between us and Borgers PC prior to their appointment.

Item 9.01 Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Letter from Albert Wong & Co., LLP dated December 4, 2014 to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Capital, Inc.
(Registrant)

Dated: December 4, 2014	By:	/s/ Chester Billingsley
Chester Billingsley
Chairman and Chief Executive Officer

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